Schedule of Reconciliation of Federal Statutory Rate to Total Effective Rate (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Expected benefit at statutory federal tax rate	$ (979,527)	$ (491,462)
State and local taxes, net of federal tax benefit	(311,373)	(155,505)
Other	(57,563)	264,094
Change in valuation allowance	1,348,463	382,873
Income tax expense (benefit)